Exhibit 99.2
Phillips 66 Earnings Release Supplemental Data

CONSOLIDATED INCOME STATEMENT

	Millions of Dollars
	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Revenues and Other Income
Sales and other operating revenues*	40,283	45,549	40,417	34,963	161,212	22,778	28,512	25,792		77,082
Equity in earnings of affiliates	778	764	511	413	2,466	456	407	583		1,446
Net gain on dispositions	7	9	109	170	295	122	139	22		283
Other income (loss)	31	17	11	61	120	70	19	20		109
Total Revenues and Other Income	41,099	46,339	41,048	35,607	164,093	23,426	29,077	26,417		78,920

Costs and Expenses
Purchased crude oil and products	34,381	39,316	33,602	28,449	135,748	16,695	22,253	18,580		57,528
Operating expenses	1,090	1,077	1,104	1,164	4,435	1,094	1,043	1,083		3,220
Selling, general and administrative expenses	402	412	401	448	1,663	394	406	437		1,237
Depreciation and amortization	234	239	249	273	995	253	274	270		797
Impairments	1	3	12	134	150	—	2	1		3
Taxes other than income taxes*	3,638	3,832	3,874	3,696	15,040	3,462	3,549	3,610		10,621
Accretion on discounted liabilities	6	6	6	6	24	5	6	5		16
Interest and debt expense	68	66	60	73	267	86	79	71		236
Foreign currency transaction (gains) losses	(19)	29	13	3	26	49	—	1		50
Total Costs and Expenses	39,801	44,980	39,321	34,246	158,348	22,038	27,612	24,058		73,708
Income from continuing operations before income taxes	1,298	1,359	1,727	1,361	5,745	1,388	1,465	2,359		5,212
Provision for income taxes	426	487	538	203	1,654	391	440	767		1,598
Income From Continuing Operations	872	872	1,189	1,158	4,091	997	1,025	1,592		3,614
Income from discontinued operations**	706	—	—	—	706	—	—	—		—
Net Income	1,578	872	1,189	1,158	4,797	997	1,025	1,592		3,614
Less: net income attributable to noncontrolling interests	6	9	9	11	35	10	13	14		37
Net Income Attributable to Phillips 66	1,572	863	1,180	1,147	4,762	987	1,012	1,578		3,577
* Includes excise taxes on petroleum products sales:	3,522	3,743	3,781	3,652	14,698	3,362	3,463	3,513		10,338
** Net of provision for income taxes on discontinued operations:	5	—	—	—	5	—	—	—		—

Amounts Attributable to Phillips 66 Common Stockholders:
Income from continuing operations	866	863	1,180	1,147	4,056	987	1,012	1,578		3,577
Income from discontinued operations	706	—	—	—	706	—	—	—		—
Net Income Attributable to Phillips 66	1,572	863	1,180	1,147	4,762	987	1,012	1,578		3,577

Net Income Attributable to Phillips 66
Per Share of Common Stock (dollars)
Basic
Continuing operations	1.48	1.52	2.11	2.07	7.15	1.80	1.85	2.92		6.56
Discontinued operations	1.21	—	—	—	1.25	—	—	—		—
Net Income Attributable to Phillips 66
Per Share of Common Stock	2.69	1.52	2.11	2.07	8.40	1.80	1.85	2.92		6.56
Diluted
Continuing operations	1.47	1.51	2.09	2.05	7.10	1.79	1.84	2.90		6.52
Discontinued operations	1.20	—	—	—	1.23	—	—	—		—
Net Income Attributable to Phillips 66
Per Share of Common Stock	2.67	1.51	2.09	2.05	8.33	1.79	1.84	2.90		6.52

Average Common Shares Outstanding (in thousands)
Basic	584,053	565,799	559,492	554,617	565,902	548,200	544,617	540,357		544,362
Diluted	589,575	571,285	564,958	559,023	571,504	552,337	548,926	544,696		549,034

SUMMARY OF INCOME (LOSS) ATTRIBUTABLE TO PHILLIPS 66 BY SEGMENT

	Millions of Dollars
	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Midstream	188	108	115	96	507	67	(78)	101		90
Chemicals	316	324	230	267	1,137	203	295	252		750
Refining	306	390	558	517	1,771	538	604	1,003		2,145
Marketing and Specialties	137	162	368	367	1,034	304	314	338		956
Corporate and Other	(81)	(121)	(91)	(100)	(393)	(125)	(123)	(116)		(364)
Discontinued Operations	706	—	—	—	706	—	—	—		—
Consolidated	1,572	863	1,180	1,147	4,762	987	1,012	1,578		3,577

SUMMARY OF INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE TAXES BY SEGMENT

	Millions of Dollars
	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Midstream	302	180	194	175	851	116	(99)	173		190
Chemicals	442	466	328	396	1,632	291	416	360		1,067
Refining	508	647	859	453	2,467	764	932	1,488		3,184
Marketing and Specialties	205	248	495	527	1,475	406	410	514		1,330
Corporate and Other	(159)	(182)	(149)	(190)	(680)	(189)	(194)	(176)		(559)
Consolidated	1,298	1,359	1,727	1,361	5,745	1,388	1,465	2,359		5,212

EFFECTIVE TAX RATES ON INCOME FROM CONTINUING OPERATIONS

	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Midstream	35.8%	35.0%	36.1%	38.9%	36.3%	32.8%	37.4%	32.9%		30.5%
Chemicals	28.5%	30.5%	29.9%	32.6%	30.3%	30.2%	29.1%	30.0%		29.7%
Refining	39.8%	39.7%	35.0%	-14.1%	28.2%	29.6%	35.2%	32.6%		32.6%
Marketing and Specialties	33.2%	34.7%	25.7%	30.4%	29.9%	25.1%	23.4%	34.2%		28.1%
Corporate and Other	49.1%	33.5%	38.9%	47.4%	42.2%	33.3%	35.1%	33.5%		34.0%
Consolidated	32.8%	35.8%	31.2%	14.9%	28.8%	28.2%	30.0%	32.5%		30.7%

SUMMARY OF ADJUSTED NET INCOME (LOSS) ATTRIBUTABLE TO PHILLIPS 66 BY SEGMENT

	Millions of Dollars
	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Midstream	188	108	115	97	508	67	48	91		206
Chemicals	316	324	299	270	1,209	203	295	272		770
Refining	306	390	558	322	1,576	495	604	1,052		2,151
Marketing and Specialties	137	162	259	324	882	194	182	344		720
Corporate and Other	(81)	(121)	(91)	(100)	(393)	(125)	(127)	(112)		(364)
Consolidated	866	863	1,140	913	3,782	834	1,002	1,647		3,483

SPECIAL ITEMS INCLUDED IN NET INCOME ATTRIBUTABLE TO PHILLIPS 66
(AFTER-TAX)

	Millions of Dollars
	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Midstream
Asset dispositions	—	—	—	—	—	—	—	18		18
Impairments by equity affiliates	—	—	—	—	—	—	(126)	(2)		(128)
Pension settlement expenses	—	—	—	—	—	—	—	(6)		(6)
Lower-of-cost-or-market inventory adjustments	—	—	—	(1)	(1)	—	—	—		—
Total Midstream	—	—	—	(1)	(1)	—	(126)	10		(116)

Chemicals
Impairments by equity affiliates	—	—	(69)	—	(69)	—	—	(20)		(20)
Lower-of-cost-or-market inventory adjustments	—	—	—	(3)	(3)	—	—	—		—
Total Chemicals	—	—	(69)	(3)	(72)	—	—	(20)		(20)

Refining
Asset dispositions	—	—	—	369	369	5	—	—		5
Impairments	—	—	—	(131)	(131)	—	—	—		—
Pending claims and settlements	—	—	—	(17)	(17)	38	—	(19)		19
Lower-of-cost-or-market inventory adjustments	—	—	—	(26)	(26)	—	—	—		—
Pension settlement expenses	—	—	—	—	—	—	—	(30)		(30)
Total Refining	—	—	—	195	195	43	—	(49)		(6)

Marketing and Specialties
Asset dispositions	—	—	109	16	125	110	132	—		242
Pending claims and settlements	—	—	—	27	27	—	—	—		—
Pension settlement expenses	—	—	—	—	—	—	—	(6)		(6)
Total Marketing and Specialties	—	—	109	43	152	110	132	(6)		236

Corporate and Other
Pending claims and settlements	—	—	—	—	—	—	4	—		4
Pension settlement expenses	—	—	—	—	—	—	—	(4)		(4)
Total Corporate and Other	—	—	—	—	—	—	4	(4)		—

Discontinued Operations	706	—	—	—	706	—	—	—		—

Total Phillips 66	706	—	40	234	980	153	10	(69)		94

By Business Lines/Regions
Midstream
Transportation	—	—	—	—	—	—	—	—		—
DCP Midstream	—	—	—	(1)	(1)	—	(126)	16		(110)
NGL	—	—	—	—	—	—	—	(6)		(6)
Total Midstream	—	—	—	(1)	(1)	—	(126)	10		(116)

Refining
Atlantic Basin/Europe	—	—	—	(132)	(132)	38	—	(13)		25
Gulf Coast	—	—	—	(3)	(3)	—	—	(16)		(16)
Central Corridor	—	—	—	(17)	(17)	—	—	(12)		(12)
Western/Pacific	—	—	—	347	347	5	—	(8)		(3)
Total Refining	—	—	—	195	195	43	—	(49)		(6)

Marketing and Specialties
Marketing and Other	—	—	109	43	152	110	132	(6)		236
Specialties	—	—	—	—	—	—	—	—		—
Total Marketing and Specialties	—	—	109	43	152	110	132	(6)		236

SPECIAL ITEMS INCLUDED IN INCOME FROM CONTINUING OPERATIONS
(PRETAX)

	Millions of Dollars
	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream
Transportation	—	—	—	—	—	—	—	—		—
DCP Midstream	—	—	—	(2)	(2)	—	(194)	26		(168)
NGL	—	—	—	—	—	—	—	(9)		(9)
Total Midstream	—	—	—	(2)	(2)	—	(194)	17		(177)

Chemicals	—	—	(88)	(3)	(91)	—	—	(20)		(20)

Refining
Atlantic Basin/Europe	—	—	—	(133)	(133)	—	—	(21)		(21)
Gulf Coast	—	—	—	(5)	(5)	—	—	(26)		(26)
Central Corridor	—	—	—	(29)	(29)	—	—	(18)		(18)
Western/Pacific	—	—	—	118	118	8	—	(14)		(6)
Total Refining	—	—	—	(49)	(49)	8	—	(79)		(71)

Marketing and Specialties
Marketing and Other	—	—	109	60	169	110	132	(10)		232
Specialties	—	—	—	—	—	—	—	—		—
Total Marketing and Specialties	—	—	109	60	169	110	132	(10)		232

Corporate and Other	—	—	—	—	—	—	5	(7)		(2)

Discontinued Operations	711	—	—	—	711	—	—	—		—

Total Phillips 66	711	—	21	6	738	118	(57)	(99)		(38)

CASH FLOW INFORMATION

	Millions of Dollars
	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Cash Flows From Operating Activities
Net income	1,578	872	1,189	1,158	4,797	997	1,025	1,592		3,614
Depreciation and amortization	234	239	249	273	995	253	274	270		797
Impairments	1	3	12	134	150	—	2	1		3
Accretion on discounted liabilities	6	6	6	6	24	5	6	5		16
Deferred taxes	(444)	(11)	(72)	39	(488)	(6)	(75)	(44)		(125)
Undistributed equity earnings	632	(253)	(19)	(163)	197	(337)	662	(308)		17
Net gain on dispositions	(7)	(9)	(109)	(170)	(295)	(122)	(139)	(22)		(283)
Income from discontinued operations	(706)	—	—	—	(706)	—	—	—		—
Other	(21)	90	1	(197)	(127)	90	4	(24)		70
Net working capital changes	123	(107)	(828)	(208)	(1,020)	472	(332)	(33)		107
Net cash provided by continuing operating activities	1,396	830	429	872	3,527	1,352	1,427	1,437		4,216
Net cash provided by discontinued operations	2	—	—	—	2	—	—	—		—
Net Cash Provided by Operating Activities	1,398	830	429	872	3,529	1,352	1,427	1,437		4,216

Cash Flows From Investing Activities
Capital expenditures and investments	(572)	(561)	(1,514)	(1,126)	(3,773)	(1,081)	(1,213)	(992)		(3,286)
Proceeds from asset dispositions*	507	150	6	581	1,244	(9)	4	73		68
Advances/loans—related parties	—	(3)	—	—	(3)	(50)	—	—		(50)
Collection of advances/loans—related parties	—	—	—	—	—	—	50	—		50
Other	13	21	127	77	238	102	(55)	(45)		2
Net cash used in continuing investing activities	(52)	(393)	(1,381)	(468)	(2,294)	(1,038)	(1,214)	(964)		(3,216)
Net cash provided by (used in) discontinued operations	(34)	32	—	—	(2)	—	—	—		—
Net Cash Used in Investing Activities	(86)	(361)	(1,381)	(468)	(2,296)	(1,038)	(1,214)	(964)		(3,216)

Cash Flows From Financing Activities
Issuance of debt	—	—	—	2,487	2,487	1,169	—	—		1,169
Repayment of debt	(8)	(9)	(13)	(19)	(49)	(895)	(9)	(14)		(918)
Issuance of common stock	(20)	8	13	—	1	(25)	—	(2)		(27)
Repurchase of common stock	(640)	(616)	(494)	(532)	(2,282)	(399)	(334)	(373)		(1,106)
Share exchange—PSPI transaction	(450)	—	—	—	(450)	—	—	—		—
Dividends paid on common stock	(229)	(281)	(277)	(275)	(1,062)	(272)	(302)	(300)		(874)
Distributions to noncontrolling interests	(4)	(9)	(5)	(12)	(30)	(6)	(14)	(10)		(30)
Net proceeds from issuance of Phillips 66 Partners LP common units	—	—	—	—	—	384	—	—		384
Other	(4)	29	(2)	—	23	(14)	16	—		2
Net cash provided by (used in) continuing financing activities	(1,355)	(878)	(778)	1,649	(1,362)	(58)	(643)	(699)		(1,400)
Net cash provided by (used in) discontinued operations	—	—	—	—	—	—	—	—		—
Net Cash Provided by (Used in) Financing Activities	(1,355)	(878)	(778)	1,649	(1,362)	(58)	(643)	(699)		(1,400)

Effect of Exchange Rate Changes on Cash and Cash Equivalents	(31)	39	(118)	46	(64)	(73)	129	(41)		15

Net Change in Cash and Cash Equivalents	(74)	(370)	(1,848)	2,099	(193)	183	(301)	(267)		(385)
Cash and cash equivalents at beginning of period	5,400	5,326	4,956	3,108	5,400	5,207	5,390	5,089		5,207
Cash and Cash Equivalents at End of Period	5,326	4,956	3,108	5,207	5,207	5,390	5,089	4,822		4,822
* Includes return of investments in equity affiliates.

CAPITAL PROGRAM

	Millions of Dollars
	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Consolidated Capital Expenditures and Investments
Midstream	288	298	946	641	2,173	769	899	700		2,368
Chemicals	—	—	—	—	—	—	—	—		—
Refining	186	215	278	359	1,038	274	268	233		775
Marketing and Specialties	84	26	248	81	439	24	30	32		86
Corporate and Other	14	22	42	45	123	14	16	27		57
Total Consolidated from Continuing Operations	572	561	1,514	1,126	3,773	1,081	1,213	992		3,286

Proportional Share of Select Equity Affiliates Capital Expenditures and Investments*
DCP Midstream (Midstream)	178	176	207	215	776	157	149	71		377
CPChem (Chemicals)**	154	220	242	270	886	249	259	331		839
WRB Refining (Refining)	23	38	35	44	140	35	36	47		118
Select Equity Affiliates	355	434	484	529	1,802	441	444	449		1,334
**Prior period amounts have been restated.

Total Capital Program*
Midstream	466	474	1,153	856	2,949	926	1,048	771		2,745
Chemicals	154	220	242	270	886	249	259	331		839
Refining	209	253	313	403	1,178	309	304	280		893
Marketing and Specialties	84	26	248	81	439	24	30	32		86
Corporate and Other	14	22	42	45	123	14	16	27		57
Total Capital Program	927	995	1,998	1,655	5,575	1,522	1,657	1,441		4,620

* Includes Phillips 66’s portion of self-funded capital spending by DCP Midstream, LLC (DCP Midstream), Chevron Phillips Chemical Company LLC (CPChem) and WRB Refining.

MIDSTREAM

	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream Net Income (Loss) Attributable to Phillips 66 ($ Millions)
Transportation	62	60	58	53	233	65	65	77		207
DCP Midstream	83	33	31	(12)	135	(12)	(151)	(2)		(165)
NGL	43	15	26	55	139	14	8	26		48
Midstream Net Income (Loss) Attributable to Phillips 66	188	108	115	96	507	67	(78)	101		90

Midstream Income (Loss) before Income Taxes ($ Millions)
Transportation	101	105	102	108	416	113	115	129		357
DCP Midstream	130	52	50	(18)	214	(17)	(233)	(3)		(253)
NGL	71	23	42	85	221	20	19	47		86
Midstream Income (Loss) before Income Taxes	302	180	194	175	851	116	(99)	173		190

Midstream Adjusted EBITDA	384	256	273	257	1,170	199	177	245		621

Depreciation and Amortization ($ Millions)
Transportation	19	20	23	27	89	25	27	31		83
DCP Midstream	—	—	—	—	—	—	—	—		—
NGL	—	1	1	—	2	1	—	2		3
Total	19	21	24	27	91	26	27	33		86

Operating and SG&A Expense ($ Millions)
Transportation	96	109	122	134	461	124	117	113		354
DCP Midstream	—	—	—	—	—	—	—	1		1
NGL	17	20	20	37	94	32	25	34		91
Total	113	129	142	171	555	156	142	148		446

Transportation Volumes (MB/D)
Pipelines*	3,101	3,243	3,142	3,336	3,206	3,145	3,290	3,239		3,225
Terminals**	1,477	1,609	1,780	1,860	1,683	1,983	1,969	2,021		1,991
* Pipelines represent the sum of volumes transported through each separately tariffed pipeline segment, including our share of equity volumes in Yellowstone and Lake Charles pipelines.
** Terminals include Bayway and Ferndale crude oil rail rack volumes.

PSX Other Volumes
NGL Fractionated (MB/D)*	112	117	110	99	109	108	108	110		109
* Excludes DCP Midstream.

100% DCP Midstream Results
Net Income Attributable, excludes parent company income tax related to DCP's earnings ($ Millions)	165	89	81	(47)	288	(37)	(466)	(6)		(509)

Depreciation and Amortization ($ Millions)	85	86	87	90	348	91	94	93		278

Operating and SG&A Expense ($ Millions)	243	283	264	271	1,061	236	240	275		751

Net Interest Expense ($ Millions)*	72	74	71	70	287	76	79	85		240
* Net of interest income.

Capital Expenditures and Investments ($ Millions)	355	353	414	429	1,551	314	297	143		754

Selected DCP Volumes and Gross Margin
by Major Contract Type (excludes current quarter)
Percentage of Proceeds (long NGL / long Gas)*
Volume (TBtu/d)	5.3	5.6	5.8	5.9	5.7	5.6	5.6	**		5.6
Gross Margin ($ Millions)	265	265	275	215	1,020	130	125	**		255

Keep-whole (long NGL / short Gas)*
Volume (TBtu/d)	0.5	0.4	0.4	0.3	0.4	0.3	0.3	**		0.3
Gross Margin ($ Millions)	35	20	25	20	100	10	10	**		20

Fee-based Gas (primarily gathering and transport)*
Volume (TBtu/d)	4.6	4.5	4.6	4.7	4.6	4.7	4.7	**		4.7
Gross Margin ($ Millions)	80	85	90	105	360	95	105	**		200

Fee-based NGL Transport and Fractionation
Volume (MB/d)	242	281	325	340	297	320	339	**		330
Gross Margin ($ Millions)	26	27	39	39	131	36	44	**		80

Other Gross Margin***
Gross Margin ($ Millions)	205	139	175	139	658	118	94	**		212

Total Throughput (TBtu/d)	7.2	7.3	7.5	7.4	7.3	7.1	7.0	7.3		7.1
NGL Production (MB/d)	445	452	471	447	454	399	408	421		409
* Certain volumes earn duplicate revenue streams (i.e. both fee plus processing economics).
** Pending DCP Midstream release.
*** Includes NGL/Propane Marketing, MTM, Condensate Sales, Gas Marketing activity and other items.

Weighted Average NGL Price*
DCP Midstream ($/BBL)	44.52	39.06	37.66	28.45	37.43	20.57	19.99	17.57		19.38
DCP Midstream ($/gal)	1.06	0.93	0.90	0.68	0.89	0.49	0.48	0.42		0.46
* Based on index prices from the Mont Belvieu and Conway market hubs that are weighted by NGL component and location mix.

MLP Distributions ($ Millions)*
GP Distribution from PSXP to Phillips 66	1	1	2	4	8	6	9	11		26
LP Distribution from PSXP to Phillips 66	15	17	17	19	68	21	23	25		69
GP Distribution from DPM to DCP Midstream***	26	28	29	31	114	31	31	**		62
LP Distribution from DPM to DCP Midstream***	18	18	19	19	74	19	19	**		38

* Cash distributions declared attributable to general partner interest, common unit ownership and incentive distribution rights. These distributions are eliminated in the respective sponsors consolidated financial statements.

** Pending DCP Midstream release.
*** Represents 100 percent of DCP Midstream's distributions from DPM.

CHEMICALS

	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Chemicals Net Income Attributable to Phillips 66 ($ Millions)	316	324	230	267	1,137	203	295	252		750

Chemicals Adjusted EBITDA	534	557	517	493	2,101	380	507	473		1,360

100% CPChem Results
Net Income (Loss), excludes parent company income tax related to CPChem's earnings ($ Millions)
Olefins and Polyolefins	801	903	720	731	3,155	530	769	737		2,036
Specialties, Aromatics and Styrenics	97	52	(45)	74	178	69	93	4		166
Corporate and Other	(8)	(15)	(13)	(9)	(45)	(12)	(28)	(11)		(51)
Total	890	940	662	796	3,288	587	834	730		2,151

Income (Loss) before Income Taxes ($ Millions)*
Olefins and Polyolefins	815	918	735	741	3,209	542	780	750		2,072
Specialties, Aromatics and Styrenics	105	60	(36)	79	208	77	100	10		187
Corporate and Other	(8)	(14)	(12)	(9)	(43)	(12)	(28)	(9)		(49)
Total	912	964	687	811	3,374	607	852	751		2,210
* Excludes CPChem discontinued operations.

Depreciation and Amortization ($ Millions)	69	69	74	84	296	76	74	75		225

Net Interest Expense ($ Millions)*	—	(1)	(1)	—	(2)	—	(1)	(1)		(2)
* Net of interest income.

Investing Cash Flows ($ Millions)
Capital Expenditures and Investments*	307	440	484	541	1,772	498	518	661		1,677
Advances to Equity Companies	5	21	18	34	78	10	23	22		55
Advance Repayments from Equity Companies	—	—	—	—	—	—	—	—		—
*Prior period amounts have been restated.

Externally Marketed Sales Volumes (MM Lbs)*
Olefins and Polyolefins	4,302	4,395	4,067	4,051	16,815	4,019	4,258	4,446		12,723
Specialties, Aromatics and Styrenics	1,569	1,530	1,571	1,624	6,294	1,482	1,356	1,259		4,097
Total	5,871	5,925	5,638	5,675	23,109	5,501	5,614	5,705		16,820
* Represents 100 percent of CPChem's outside sales of produced petrochemical products, as well as commission sales from equity affiliates.

Olefins and Polyolefins Capacity Utilization (%)	93%	95%	83%	83%	88%	87%	91%	94%		91%

Market Indicators*
U.S. Industry Prices
Ethylene, Average Acquisition Contract (cents/lb)	53.49	53.03	59.95	50.26	54.18	38.04	37.88	29.18		35.03
HDPE Blow Molding, Domestic Spot (cents/lb)	70.50	71.25	74.33	68.83	71.23	52.75	58.83	58.42		56.67

U.S. Industry Costs
Ethylene, Cash Cost Weighted Average Feed (cents/lb)	20.10	16.77	14.39	10.48	15.44	10.25	9.67	9.64		9.85
HDPE Blow Molding, Total Cash Cost (cents/lb)	67.09	66.56	73.51	63.60	67.69	50.97	50.73	41.91		47.87

Ethylene to High-Density Polyethylene Chain Cash Margin (cents/lb)	36.80	40.95	46.38	45.01	42.28	29.57	36.31	36.05		33.98
* Source: IHS, Inc.

REFINING

	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Refining Net Income (Loss) Attributable to Phillips 66 ($ Millions)
Atlantic Basin/Europe	38	(37)	140	57	198	113	90	180		383
Gulf Coast	79	118	66	(11)	252	71	83	269		423
Central Corridor	225	232	328	182	967	195	216	360		771
Western/Pacific	(36)	77	24	289	354	159	215	194		568
Refining Net Income (Loss) Attributable to Phillips 66	306	390	558	517	1,771	538	604	1,003		2,145

Refining Income (Loss) before Income Taxes ($ Millions)
Atlantic Basin/Europe	64	(24)	205	137	382	108	130	228		466
Gulf Coast	128	184	100	(19)	393	109	127	416		652
Central Corridor	365	373	502	265	1,505	301	347	546		1,194
Western/Pacific	(49)	114	52	70	187	246	328	298		872
Refining Income (Loss) before Income Taxes	508	647	859	453	2,467	764	932	1,488		3,184

Refining Adjusted EBITDA	722	883	1,098	746	3,449	996	1,176	1,816		3,988

Realized Refining Margins ($/BBL)*
Atlantic Basin/Europe	8.34	5.75	10.60	11.04	8.94	9.94	10.45	10.27		10.22
Gulf Coast	8.80	8.22	7.35	6.33	7.64	10.59	7.38	10.72		9.54
Central Corridor	15.38	15.26	17.84	14.02	15.63	13.86	13.49	20.97		16.02
Western/Pacific	7.58	11.11	9.87	6.92	8.89	16.54	19.87	18.29		18.24
Worldwide	9.88	9.66	10.89	9.30	9.93	12.26	11.70	13.96		12.68
* Based on total processed inputs and includes proportional share of refining margins contributed by certain equity affiliates. Realized margin excludes special items.

Depreciation and Amortization ($ Millions)*
Atlantic Basin/Europe	47	48	49	48	192	45	48	51		144
Gulf Coast	50	50	53	54	207	54	56	57		167
Central Corridor	23	24	23	25	95	25	25	25		75
Western/Pacific	52	52	53	53	210	53	54	54		161
Total	172	174	178	180	704	177	183	187		547
* Excludes D&A of all equity affiliates.

Operating and SG&A Expense ($ Millions)*
Atlantic Basin/Europe	289	259	254	266	1,068	261	287	265		813
Gulf Coast	365	335	366	401	1,467	386	299	320		1,005
Central Corridor	117	129	120	134	500	113	108	138		359
Western/Pacific	233	233	235	251	952	217	244	256		717
Total	1,004	956	975	1,052	3,987	977	938	979		2,894
* Excludes Operating and SG&A Expense of all equity affiliates.

Turnaround Expense ($ Millions), included in
Operating and SG&A Expense*
Atlantic Basin/Europe	23	9	16	14	62	36	89	21		146
Gulf Coast	75	35	67	94	271	114	8	7		129
Central Corridor	5	4	3	6	18	6	1	10		17
Western/Pacific	22	13	15	23	73	17	46	31		94
Total	125	61	101	137	424	173	144	69		386
* Excludes Turnaround Expense of all equity affiliates.

Taxes Other than Income Taxes, excluding Excise Taxes ($ Millions)
Atlantic Basin/Europe	18	15	15	15	63	16	14	14		44
Gulf Coast	24	21	20	18	83	23	18	18		59
Central Corridor	11	7	9	8	35	11	10	11		32
Western/Pacific	29	26	26	23	104	23	21	22		66
Total	82	69	70	64	285	73	63	65		201

Foreign Currency Gains (Losses) After-Tax ($ Millions)	14	(18)	(6)	4	(6)	(37)	3	(1)		(35)

Refining—Equity Affiliate Information ($ Millions)
Equity in earnings of affiliates	150	173	55	(67)	311	97	140	112		349
Less: Share of equity affiliate gross margin included in Realized Refining Margin and other equity affiliate-related costs*	(352)	(364)	(248)	(172)	(1,136)	(266)	(303)	(298)		(867)
Equity-affiliate-related expenses not included in Realized Refining Margins	(202)	(191)	(193)	(239)	(825)	(169)	(163)	(186)		(518)
Regional Totals
Gulf Coast	11	13	3	1	28	11	3	7		21
Central Corridor	(167)	(156)	(159)	(195)	(677)	(152)	(136)	(174)		(462)
Other Regions**	(46)	(48)	(37)	(45)	(176)	(28)	(30)	(19)		(77)
Total	(202)	(191)	(193)	(239)	(825)	(169)	(163)	(186)		(518)
* Other costs associated with equity affiliates which do not flow through equity earnings.
** Combined equity affiliates reported in Atlantic Basin/Europe and Western/Pacific.

REFINING (continued)

	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Atlantic Basin/Europe*
Crude Oil Charge Input (MB/D)	551	562	538	563	554	514	475	570		520
Total Charge Input (MB/D)	585	612	588	616	600	567	524	611		567
Crude Oil Capacity Utilization (%)	94%	96%	92%	96%	94%	87%	81%	97%		88%
Clean Product Yield (%)	84%	83%	86%	85%	85%	86%	84%	84%		85%
* Includes our proportionate share of a refinery complex in Karlsruhe, Germany.

Gulf Coast
Crude Oil Charge Input (MB/D)	613	673	710	708	676	528	662	735		642
Total Charge Input (MB/D)	705	771	794	779	763	590	738	816		715
Crude Oil Capacity Utilization (%)	84%	92%	97%	97%	92%	72%	90%	100%		87%
Clean Product Yield (%)	81%	79%	79%	77%	79%	77%	80%	81%		80%

Central Corridor*
Crude Oil Charge Input (MB/D)	466	493	476	466	475	460	495	448		468
Total Charge Input (MB/D)	481	511	492	481	491	483	512	465		487
Crude Oil Capacity Utilization (%)	96%	102%	98%	96%	98%	94%	101%	91%		95%
Clean Product Yield (%)	88%	88%	90%	90%	89%	87%	90%	88%		88%
* Includes our proportionate share of the Borger Refinery and Wood River Refinery.

Western/Pacific*
Crude Oil Charge Input (MB/D)	395	424	390	403	403	327	337	346		337
Total Charge Input (MB/D)	427	450	423	435	434	357	358	375		364
Crude Oil Capacity Utilization (%)	90%	96%	89%	92%	92%	91%	94%	96%		94%
Clean Product Yield (%)	84%	85%	83%	87%	85%	87%	84%	86%		86%
* Includes our proportionate share of a refinery in Melaka, Malaysia.

Worldwide—Including Proportionate Share of Equity Affiliates
Crude Oil Charge Input (MB/D)	2,025	2,152	2,114	2,140	2,108	1,829	1,969	2,099		1,967
Total Charge Input (MB/D)	2,198	2,344	2,297	2,311	2,288	1,997	2,132	2,267		2,133
Crude Oil Capacity Utilization (%)	90%	96%	94%	95%	94%	84%	90%	96%		90%
Clean Product Yield (%)	84%	83%	84%	84%	84%	84%	84%	84%		84%

Refined Products Production (MB/D)
Atlantic Basin/Europe*
Gasoline	231	244	247	247	242	235	224	248		235
Distillates	245	248	240	262	249	238	200	251		230
Other	112	123	106	113	114	100	102	115		106
Total	588	615	593	622	605	573	526	614		571
* Includes our proportionate share of a refinery complex in Karlsruhe, Germany.

Gulf Coast
Gasoline	276	300	296	275	287	217	299	328		282
Distillates	270	286	299	293	287	216	271	302		263
Other	171	197	203	218	197	168	172	196		179
Total	717	783	798	786	771	601	742	826		724

Central Corridor*
Gasoline	247	262	256	251	254	241	269	238		249
Distillates	173	187	181	181	181	178	189	169		179
Other	63	64	57	53	59	68	55	58		60
Total	483	513	494	485	494	487	513	465		488
* Includes our proportionate share of the Borger Refinery and Wood River Refinery.

Western/Pacific*
Gasoline	181	198	182	194	188	169	173	184		176
Distillates	179	186	167	186	179	140	129	137		135
Other	69	70	76	56	68	52	54	54		53
Total	429	454	425	436	435	361	356	375		364
* Includes our proportionate share of a refinery in Melaka, Malaysia.

Worldwide—Including Proportionate Share of Equity Affiliates
Gasoline	935	1,004	981	967	971	862	965	998		942
Distillates	867	907	887	922	896	772	789	859		807
Other	415	454	442	440	438	388	383	423		398
Total	2,217	2,365	2,310	2,329	2,305	2,022	2,137	2,280		2,147

Market Indicators
Crude and Crude Differentials ($/BBL)
WTI	98.75	103.05	97.48	73.41	93.17	48.55	57.84	46.37		50.92
Brent	108.22	109.63	101.85	76.27	98.99	53.97	61.92	50.26		55.39
LLS	104.43	105.55	100.95	76.38	96.83	52.83	62.95	50.13		55.31
ANS	105.74	109.23	101.51	74.76	97.81	53.68	62.91	51.44		56.01
WTI less Maya	9.41	7.27	6.64	6.21	7.38	4.43	2.52	3.81		3.59
WTI less WCS	20.83	19.15	18.22	15.63	18.46	13.66	9.74	15.06		12.82

Natural Gas ($/MCF)
Henry Hub	5.08	4.58	3.94	3.75	4.34	2.87	2.72	2.74		2.78

Product Margins ($/BBL)
Atlantic Basin/Europe
East Coast Gasoline less Brent	5.12	15.23	15.44	8.69	11.12	9.19	20.92	19.77		16.63
East Coast Distillate less Brent	22.28	14.30	16.63	22.06	18.82	23.22	17.74	15.41		18.79
Gulf Coast
Gulf Coast Gasoline less LLS	5.25	11.53	8.54	(0.03)	6.32	9.99	13.31	13.44		12.24
Gulf Coast Distillate less LLS	18.63	17.00	16.26	16.17	17.02	18.03	13.96	13.13		15.04
Central Corridor
Central Gasoline less WTI	13.15	16.09	14.05	6.12	12.35	14.88	19.90	22.85		19.21
Central Distillate less WTI	25.94	21.07	21.85	27.60	24.12	22.63	18.21	20.40		20.41
Western/Pacific
West Coast Gasoline less ANS	11.75	20.88	16.59	7.46	14.17	20.21	32.95	38.61		30.59
West Coast Distillate less ANS	17.55	17.16	20.19	21.69	19.15	19.17	18.16	14.84		17.39

Worldwide Market Crack Spread ($/BBL)*	12.44	15.94	14.85	10.45	13.42	15.26	18.94	19.51		17.91
* Weighted average based on Phillips 66 crude capacity.

MARKETING AND SPECIALTIES

	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Marketing and Specialties Net Income Attributable to Phillips 66 ($ Millions)
Marketing and Other	93	119	325	299	836	254	266	285		805
Specialties	44	43	43	68	198	50	48	53		151
Marketing and Specialties Net Income Attributableto Phillips 66	137	162	368	367	1,034	304	314	338		956

Marketing and Specialties Income before Income Taxes ($ Millions)
Marketing and Other	135	179	425	423	1,162	325	335	430		1,090
Specialties	70	69	70	104	313	81	75	84		240
Marketing and Specialties Income before Income Taxes	205	248	495	527	1,475	406	410	514		1,330

Marketing and Specialties Adjusted EBITDA	226	271	410	494	1,401	320	301	549		1,170

Realized Marketing Fuel Margin ($/BBL)*
U.S.	1.19	1.17	1.78	1.87	1.51	1.46	1.46	2.26		1.74
International	3.72	4.52	6.10	6.48	5.22	3.85	2.98	5.94		4.28
* On third-party petroleum products sales.

Realized Margins not included in Marketing Fuel Margin ($ Millions)*
Marketing and Other	139	160	169	135	603	165	158	159		482
Specialties	106	102	108	146	462	122	117	122		361
Total	245	262	277	281	1,065	287	275	281		843
* Excludes Gain on Dispositions and Excise Tax Income.

Depreciation and Amortization ($ Millions)
Marketing and Other	20	21	21	21	83	19	19	20		58
Specialties	1	2	3	6	12	5	4	5		14
Total	21	23	24	27	95	24	23	25		72

Operating and SG&A Expense ($ Millions)
Marketing and Other	274	284	295	281	1,134	254	270	292		816
Specialties	32	30	35	34	131	34	35	34		103
Total	306	314	330	315	1,265	288	305	326		919

Marketing Petroleum Products Sales (MB/D)
U.S. Marketing
Gasoline	1,030	1,142	1,093	1,142	1,102	974	1,174	1,158		1,103
Distillates	748	784	750	864	787	689	775	792		752
Other	—	—	—	—	—	—	—	—		—
Total	1,778	1,926	1,843	2,006	1,889	1,663	1,949	1,950		1,855

International Marketing
Gasoline	89	95	95	95	93	88	94	95		92
Distillates	196	186	190	196	192	193	185	193		191
Other	16	19	17	17	17	16	14	15		15
Total	301	300	302	308	302	297	293	303		298

Worldwide Marketing
Gasoline	1,119	1,237	1,188	1,237	1,195	1,062	1,268	1,253		1,195
Distillates	944	970	940	1,060	979	882	960	985		943
Other	16	19	17	17	17	16	14	15		15
Total	2,079	2,226	2,145	2,314	2,191	1,960	2,242	2,253		2,153

Foreign Currency Gains (Losses) After-Tax ($ Millions)	—	(3)	(3)	(2)	(8)	(1)	(3)	—		(4)

CORPORATE AND OTHER

	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Corporate and Other Net Income (Loss) Attributable
to Phillips 66 ($ Millions)	(81)	(121)	(91)	(100)	(393)	(125)	(123)	(116)		(364)

Detail of Net Income (Loss) Attributable to Phillips 66 ($ Millions)
Net interest expense	(41)	(39)	(36)	(44)	(160)	(53)	(46)	(43)		(142)
Corporate overhead	(40)	(44)	(32)	(40)	(156)	(45)	(36)	(37)		(118)
Technology	(13)	(14)	(14)	(17)	(58)	(14)	(15)	(15)		(44)
Other	13	(24)	(9)	1	(19)	(13)	(26)	(21)		(60)
Total	(81)	(121)	(91)	(100)	(393)	(125)	(123)	(116)		(364)

Before-Tax Net Interest Expense ($ Millions)
Interest expense	(69)	(69)	(66)	(83)	(287)	(102)	(105)	(105)		(312)
Capitalized interest	1	3	6	10	20	16	26	34		76
Interest revenue	5	6	5	5	21	5	9	5		19
Total	(63)	(60)	(55)	(68)	(246)	(81)	(70)	(66)		(217)

Foreign Currency Gains (Losses) After-Tax ($ Millions)	—	—	—	—	—	—	—	—		—

Phillips 66 Total Company Debt
Total Debt ($ Millions)	6,217	6,212	6,213	8,684	8,684	8,949	8,965	8,951		8,951
Debt-to-Capital Ratio (%)	22%	22%	22%	28%	28%	28%	28%	27%		27%

Total Equity ($ Millions)	21,829	21,955	22,194	22,037	22,037	22,595	23,223	24,032		24,032

NON-GAAP FINANCIAL MEASURES RECONCILIATION

	Millions of Dollars
	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Reconciliation of Midstream Net Income to Adjusted EBITDA
Midstream net income	194	117	124	107	542	78	(62)	116		132
Plus:
Provision for income taxes	108	63	70	68	309	38	(37)	57		58
Depreciation and amortization	19	21	24	27	91	26	27	33		86
Midstream EBITDA	321	201	218	202	942	142	(72)	206		276

Adjustments (pretax):
EBITDA attributable to Phillips 66 noncontrolling interests	(8)	(12)	(13)	(12)	(45)	(16)	(17)	(20)		(53)
Proportional share of selected equity affiliates income taxes	2	—	2	(1)	3	1	(2)	—		(1)
Proportional share of selected equity affiliates net interest	30	31	29	28	118	32	33	34		99
Proportional share of selected equity affiliates depreciation and amortization	39	36	37	38	150	40	41	42		123
Lower-of-cost-or-market inventory adjustments	—	—	—	2	2	—	—	—		—
Impairments by equity affiliates	—	—	—	—	—	—	194	4		198
Asset disposition	—	—	—	—	—	—	—	(30)		(30)
Pension settlement expenses	—	—	—	—	—	—	—	9		9
Midstream Adjusted EBITDA*	384	256	273	257	1,170	199	177	245		621
* Proportional share of selected equity affiliates is net of noncontrolling interests.

Reconciliation of Chemicals Net Income to Adjusted EBITDA
Chemicals net income	316	324	230	267	1,137	203	295	252		750
Plus:
Provision for income taxes	126	142	98	129	495	88	121	108		317
Chemicals EBITDA	442	466	328	396	1,632	291	416	360		1,067

Adjustments (pretax):
Proportional share of selected equity affiliates income taxes	27	28	35	21	111	22	25	26		73
Proportional share of selected equity affiliates net interest	3	1	2	3	9	2	1	2		5
Proportional share of selected equity affiliates depreciation and amortization	62	62	64	70	258	65	65	65		195
Impairments by equity affiliates	—	—	88	—	88	—	—	20		20
Lower-of-cost-or-market inventory adjustments	—	—	—	3	3	—	—	—		—
Chemicals Adjusted EBITDA	534	557	517	493	2,101	380	507	473		1,360

Reconciliation of Refining Net Income to Adjusted EBITDA
Refining net income	306	390	558	517	1,771	538	604	1,003		2,145
Plus:
Provision for income taxes	202	257	301	(64)	696	226	328	485		1,039
Depreciation and amortization	172	174	178	180	704	177	183	187		547
Refining EBITDA	680	821	1,037	633	3,171	941	1,115	1,675		3,731

Adjustments (pretax):
Proportional share of selected equity affiliates income taxes	—	1	—	2	3	—	(2)	—		(2)
Proportional share of selected equity affiliates net interest	(19)	—	—	—	(19)	—	—	—		—
Proportional share of selected equity affiliates depreciation and amortization	61	61	61	62	245	63	63	62		188
Asset dispositions	—	—	—	(145)	(145)	(8)	—	—		(8)
Impairments	—	—	—	131	131	—	—	—		—
Pending claims and settlements	—	—	—	23	23	—	—	30		30
Lower-of-cost-or-market inventory adjustments	—	—	—	40	40	—	—	—		—
Pension settlement expenses	—	—	—	—	—	—	—	49		49
Refining Adjusted EBITDA	722	883	1,098	746	3,449	996	1,176	1,816		3,988

Reconciliation of Marketing and Specialties Net Income to Adjusted EBITDA
Marketing and Specialties net income	137	162	368	367	1,034	304	314	338		956
Plus:
Provision for income taxes	68	86	127	160	441	102	96	176		374
Depreciation and amortization	21	23	24	27	95	24	23	25		72
Marketing and Specialties EBITDA	226	271	519	554	1,570	430	433	539		1,402

Adjustments (pretax):
Asset dispositions	—	—	(109)	(16)	(125)	(110)	(132)	—		(242)
Pending claims and settlements	—	—	—	(44)	(44)	—	—	—		—
Pension settlement expenses	—	—	—	—	—	—	—	10		10
Marketing and Specialties Adjusted EBITDA	226	271	410	494	1,401	320	301	549		1,170

Reconciliation of Phillips 66 Net Income to Adjusted EBITDA
Net income	1,578	872	1,189	1,158	4,797	997	1,025	1,592		3,614
Less:
Income from discontinued operations	706	—	—	—	706	—	—	—		—
Plus:
Provision for income taxes	426	487	538	203	1,654	391	440	767		1,598
Net interest expense	63	60	55	68	246	81	67	66		214
Depreciation and amortization	234	239	249	273	995	253	274	270		797
Phillips 66 EBITDA	1,595	1,658	2,031	1,702	6,986	1,722	1,806	2,695		6,223

Adjustments (pretax):
EBITDA attributable to Phillips 66 noncontrolling interests	(8)	(12)	(13)	(12)	(45)	(16)	(17)	(20)		(53)
Proportional share of selected equity affiliates income taxes	29	29	37	22	117	23	21	26		70
Proportional share of selected equity affiliates net interest	14	32	31	31	108	34	34	36		104
Proportional share of selected equity affiliates depreciation and amortization	162	159	162	170	653	168	169	169		506
Asset dispositions	—	—	(109)	(161)	(270)	(118)	(132)	(30)		(280)
Impairments	—	—	—	131	131	—	—	—		—
Impairments by equity affiliates	—	—	88	—	88	—	194	24		218
Pending claims and settlements	—	—	—	(21)	(21)	—	(5)	30		25
Lower-of-cost-or-market inventory adjustments	—	—	—	45	45	—	—	—		—
Pension settlement expenses	—	—	—	—	—	—	—	75		75
Phillips 66 Adjusted EBITDA	1,792	1,866	2,227	1,907	7,792	1,813	2,070	3,005		6,888

Use of Non-GAAP Financial Information—This earnings release supplemental data includes the terms EBITDA and adjusted EBITDA. These are non-GAAP financial measures. EBITDA and adjusted EBITDA are included to help facilitate comparisons of operating performance across periods, to help facilitate comparisons with other companies in our industry and to help facilitate determination of enterprise value. The GAAP measure most directly comparable to EBITDA and adjusted EBITDA is net income.